UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________
Date of Report (Date of earliest event reported): November 5, 2015
___________________
WRIGHT MEDICAL GROUP N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On October 1, 2015, pursuant to an Agreement and Plan of Merger, dated as of October 27, 2014, by and among Tornier N.V. (Tornier), Wright Medical Group, Inc. (WMG or legacy Wright), Trooper Holdings Inc. and Trooper Merger Sub Inc. (Merger Sub), Merger Sub merged with and into WMG (the Merger), with WMG continuing as the surviving company and an indirect, wholly-owned subsidiary of Wright Medical Group N.V. (Wright) following the transaction.
The Merger will be accounted for as a reverse acquisition pursuant to which WMG will be considered the acquiring entity for accounting purposes. As such, Wright will allocate the total purchase consideration to legacy Tornier’s tangible and identifiable intangible assets and liabilities based on their relative fair values at October 1, 2015, the date of the completion of the Merger. WMG’s historical results of operations will replace legacy Tornier’s historical results of operations for all periods prior to the Merger. The first periodic report of Wright that will include results of operations for the combined company, including legacy Wright and legacy Tornier, will be Wright’s Annual Report on Form 10-K for the fiscal year ending December 27, 2015. On October 13, 2015, WMG filed a certification on Form 15 with the Securities and Exchange Commission (SEC), requesting the deregistration of shares of its common stock and suspending its reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934 (the Exchange Act).
Wright is filing this Current Report on Form 8-K to provide certain supplemental financial information regarding WMG for the three and nine months ended September 30, 2015 since Wright’s Quarterly Report on Form 10-Q relates to legacy Tornier’s fiscal quarter ended September 27, 2015, which was prior to the consummation of the Merger.
Interim unaudited consolidated financial statements of WMG as of and for the three and nine months ended September 30, 2015 are filed as Exhibit 99.1 to this report and are incorporated herein by reference. A related management’s discussion and analysis of financial condition and results of operations for WMG is also included in Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1
Interim Unaudited Consolidated Financial Statements as of and for the three and nine months ended September 30, 2015 and Management’s Discussion and Analysis of Financial Condition and Results of Operations of Wright Medical Group, Inc. (filed herewith)

101
The following materials from Exhibit 99.1 to Wright Medical Group N.V.'s Current Report on Form 8-K, formatted in XBRL (Extensible Business Reporting Language): (i) the unaudited Condensed Consolidated Balance Sheets as of September 30, 2015 and December 31, 2014, (ii) the unaudited Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2015 and 2014, (iii) the unaudited Condensed Consolidated Statements of Comprehensive Income for the three and nine months ended September 30, 2015 and 2014, (iv) the unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2015 and 2014 and (v) Notes to Consolidated Financial Statements

* * * * *
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K, including Exhibit 99.1, includes forward-looking under the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” “continue,” “outlook,” “guidance,” “future,” other words of similar meaning and the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Each forward-looking statement contained in this report and Exhibit 99.1 is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the failure to integrate the businesses and realize synergies and cost-savings from the recently completed merger transaction or delay in realization thereof; operating costs and business disruption as a result of the transaction, including adverse effects on employee retention and sales force productivity and on business relationships with third parties; transaction and integration costs; actual or contingent liabilities; the adequacy of the company’s capital resources; the timing of regulatory approvals and introduction of new products; physician acceptance, endorsement, and use of new products; failure to achieve the anticipated benefits from approval of Augment® Bone Graft; the effect of regulatory actions, changes in and adoption of reimbursement rates; product liability claims and product recalls; pending and threatened litigation; risks associated with international operations and expansion; fluctuations in foreign currency exchange rates; other business effects, including the effects of industry, economic or political conditions outside of the company’s control; reliance on independent distributors and sales agencies; competitor activities; changes in tax and other legislation; and the risks identified under the heading “Risk Factors” in Wright Medical Group, Inc.’s Annual Report on Form 10-K, which was filed with the SEC on February 26, 2015, and Tornier’s Annual Report on Form 10-K, which was filed with the SEC on February 24, 2015, as well as both companies’ subsequent Quarterly Reports on Form 10-Q and other information filed by each company with the SEC and a Quarterly Report on Form 10-Q for the quarter ended September 27, 2015 filed by Wright with the SEC. Investors should not place considerable reliance on the forward-looking statements contained in this press release. Investors, potential investors, and others are encouraged to read Wright’s and Tornier’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this report and Exhibit 99.1 speak only as of the date of this filing, and Wright undertakes no obligation to update or revise any of these statements. Wright’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2015            WRIGHT MEDICAL GROUP N.V.

By: /s/ Robert J. Palmisano
Name: Robert J. Palmisano
Title: President and Chief Executive Officer

WRIGHT MEDICAL GROUP N.V.
CURRENT REPORT ON FORM
EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1
Unaudited Consolidated Financial Statements as of and for the three and nine months ended September 30, 2015 and Management’s Discussion and Analysis of Financial Condition and Results of Operations of Wright Medical Group, Inc.
Filed herewith
101
The following materials from Exhibit 99.1 to Wright Medical Group N.V.'s Current Report on Form 8-K, formatted in XBRL (Extensible Business Reporting Language): (i) the unaudited Condensed Consolidated Balance Sheets as of September 30, 2015 and December 31, 2014, (ii) the unaudited Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2015 and 2014, (iii) the unaudited Condensed Consolidated Statements of Comprehensive Income for the three and nine months ended September 30, 2015 and 2014, (iv) the unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2015 and 2014 and (v) Notes to Consolidated Financial Statements

Filed herewith